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                MONSANTO MANAGEMENT INCENTIVE PLAN
                          OF 1988/II
               (As Amended Effective April 25, 1997)















[This Plan was originally approved by the Company's Stockholders on April 22, 1988. Amendments were approved by the Board of Directors on September 22, 1989, February 22, 1991, and April 25,
1997 and by the Stockholders at the april 26, 1991 Annual
Meeting.]


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          MONSANTO MANAGEMENT INCENTIVE PLAN OF 1988/II

              (AS AMENDED EFFECTIVE APRIL 25, 1997)


I.   GENERAL PROVISIONS

     1.   PURPOSES

     The Monsanto Management Incentive Plan of 1988/II is designed to attract and retain for the Company and its Subsidiaries and Associated Companies personnel of excep-tional ability; to motivate such personnel through added incentives to make a maximum contribution to Company objec-tives; and to be competitive with other companies. This Incentive Plan is composed of (a) the 1988 Stock Option Plan and (b) the 1988 Bonus Plan, and shall be effective
     January 1, 1988 ("Effective Date"), subject to the approval of this Incentive Plan by the stockholders of the Company.

     2.   DEFINITIONS

     Except where the context otherwise indicates, the following definitions apply:

          "Associated Company" means any corporation (or partner-ship, joint venture, or other enterprise), of which the Company owns or controls, directly or indirectly, 10% or more, but less than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

          "Board" means Board of Directors of the Company.

          "Bonus Plan" or "1988 Bonus Plan" means the bonus plan set forth in Article III of this Incentive Plan.

          "Committee" means the ECDC and, to the extent delegated by the ECDC, one or more Unit Compensation Committees.

          "Company" means Monsanto Company, a Delaware corpora-tion.

          "ECDC" means the Executive Compensation and Development Committee or such other committee consisting of three or more members of the Board as may be appointed by the Board to administer this Incentive Plan pursuant to
          Section 3(a) of this Article I.

          "Eligible Participant" means any employee of the Company, a Subsidiary or an Associated Company.


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          "Fair Market Value" shall mean, with respect to any
          given day, the average of the highest and lowest prices of the Shares reported as the New York Stock Exchange-Composite Transactions for such day, or if the Shares were not traded on the New York Stock Exchange on such day, then on the next preceding day on which the Shares were traded, all as reported by such source as the Committee may select.

          "Incentive Plan" means the Monsanto Management Incen-tive Plan of 1988/II, set forth herein.

          "Incentive Stock Option" or "Incentive Option" means an option meeting the definition of that term as set forth in Section 3 of Article II of this Incentive Plan.

          "1984 Plan" means the Monsanto Management Incentive
          Plan of 1984, as amended.

          "1988/I Incentive Plan" means the Monsanto Management
          Incentive Plan of 1988/I.

          "Non-Qualified Stock Option" or "Non-Qualified Option" means an option referred to in Section 4 of Article II of this Incentive Plan.

          "Option Plan" or "1988 Stock Option Plan" means the
          1988 Stock Option Plan set forth in Article II of this
          Incentive Plan.

          "Participant" means an Eligible Participant to whom a Stock Option has been granted, a bonus commitment made or a bonus awarded pursuant to this Incentive Plan.

          "Performance Year" means the year or years for which a bonus is awarded or a bonus commitment is made under the 1988 Bonus Plan.

          "Restricted Shares" means Shares that were made subject to restrictions in accordance with Article IV of this Incentive Plan.

          "Shares" means shares of common stock of the Company and any shares of stock or other securities received as a result of a Share adjustment as set forth in Section
          4 of this Article I.


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          "Stock Option" or "Option" shall mean Incentive Stock
          Options and/or Non-Qualified Stock Options.

          "Subsidiary" means: (i) for the purpose of an Incentive Stock Option, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corpora-tion in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and (ii) for the purposes of a Non-Qualified Stock Option and the 1988 Bonus Plan, any corporation (or partnership, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

          "Termination of Employment" means the discontinuance of employment of a Participant for any reason other than a Transfer.

          "Transfer" means: (i) for the purpose of an Incentive Stock Option, a change of employment of a Participant within the group consisting of the Company and its Subsidiaries; and (ii) for the purpose of a Non-Qualified Stock Option and the 1988 Bonus Plan, a change of employment of a Participant within the group consisting of the Company and its Subsidiaries, or, if the Committee so determines, a change of employment of a Participant within the group consisting of the Company, its Subsidiaries and Associated Companies.

          "Unit Compensation Committee" means one or more commit-tees appointed by the ECDC composed of management employees of the Company or a Subsidiary to whom the ECDC may delegate its powers (or a portion thereof) to administer this Incentive Plan pursuant to Section 3(a) of this Article I.

     3.   ADMINISTRATION

     (a) This Incentive Plan shall be administered by the ECDC. The ECDC may delegate all or a portion of the adminis-tration of this Incentive Plan to one or more Unit Compensation Committees. No person serving as a member


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          of the Committee shall be eligible for the grant of a
          Stock Option, the receipt of a bonus commitment or the award of a bonus (including, without limitation, Restricted Shares) under this Incentive Plan while serving as a member of such Committee.

     (b) The Committee shall have the exclusive right to inter-pret this Incentive Plan, to select the persons who are to receive Stock Options, bonus commitments and bonus awards, and to act in all matters pertaining to the granting of Options, the making of bonus commitments and the awarding of bonuses under this Incentive Plan including, without limitation, the determination of the number of Shares to be subject to and the form, terms, conditions and duration of each Stock Option, and the amount, form, terms and conditions of each bonus commitment and bonus award, and the amendment thereof consistent with the provisions of this Incentive Plan. No Eligible Participant shall have any right to be considered for or to receive any Stock Options, bonus commitments or bonus awards. All acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Incentive Plan, including the severability of any and all of the provisions thereof, shall be conclu-sive, final and binding upon all Eligible Participants.

     (c) The Committee may adopt rules and regulations of general application for the administration of all or any portion of this Incentive Plan.

     (d)  Without limiting the foregoing Sections 3(a), (b) and
          (c) of this Article I (and notwithstanding any other provisions of this Incentive Plan), the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Options, bonus commit-ments and bonus awards (including, without limitation, awards of Restricted Shares) in the event of: a merger of the Company with, consolidation of the Company into, or the acquisition of the Company by, another corpora-tion; a sale or transfer of all or substantially all of the assets of the Company to another corporation or any other person or entity, a tender or exchange offer for Shares made by any corporation, person or entity (other than the Company); or other reorganization in which the Company will not survive as an independent, publicly owned corporation. Such action may include (but shall


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          not be limited to) establishing, amending or waiving
          the forms, terms, conditions and duration of Stock Options, bonus commitments and bonus awards (including, without limitation, awards of Restricted Shares) so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3(d) by adopting rules and regulations of general applicability to all Partici-pants or to certain categories of Participants, by including, amending or waiving terms and conditions in Option grants, bonus commitments and bonus awards (including, without limitation, agreements with respect to Restricted Shares), or by taking action with respect to individual Participants. The Committee may take such actions as part of the grants, commitments or awards, or before or after the public announcement of any such merger, consolidation, acquisition, sale or transfer of assets, tender or exchange offer or other reorganiza-tion.

     4.   SHARE ADJUSTMENTS

     In the event that at any time or from time to time a stock dividend, stock split, recapitalization, merger, consolida-tion, or other change in capitalization, or a sale by the Company of all or part of its assets, or any distribution to stockholders other than a cash dividend results in (a) the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of stock or other securities of any other corporation; or (b) new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding Shares, then:

          (i) the limitation of 7,900,000 Shares set forth in Section l(a) of Article II and Section 2(b) of
               Article III of this Incentive Plan;

          (ii) the number and class of Shares (A) that may be subject to Stock Options, (B) which have not been issued or transferred under outstanding Stock Options, and (C) which are subject to a bonus


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               commitment or have been awarded but are
               undelivered under the 1988 Bonus Plan; and

        (iii) the purchase price to be paid per Share under outstanding Stock Options;

     shall in each case be equitably adjusted; provided, however, that all adjustments made as the result of the foregoing in respect of each Stock Option which is granted as an Incen-tive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option as defined in
     Section 422A of the Internal Revenue Code of 1986, as may be amended from time to time, or any provisions that may hereafter be enacted in lieu thereof.

II.  1988 STOCK OPTION PLAN

     1.   OPTION SHARES

     (a) (i) The total number of Shares for which Options may be granted under this Option Plan shall not exceed 7,900,000 Shares, subject to: (A) the adjustments provided for in Section 4 of Article I of this Incentive Plan; (B) the provisions of Section l(b) of this Article II; and (C) reduction by the number of Shares committed or awarded pursuant to
               Article III of this Incentive Plan. Such Shares may be authorized but unissued, or treasury Shares, or both.

          (ii) The total number of Shares for which Options may be granted under this Incentive Plan to any one Eligible Participant shall not exceed in any one calendar year 15% of the total number of Shares for which Options may be granted under this Incentive Plan, subject to the adjustments pro-vided for in Section 4 of Article I of this Incentive Plan.

     (b) In the event that any unexercised Stock Option granted hereunder lapses or ceases to be exercisable for any reason other than a surrender of the Option pursuant to Section l(c) of this Article II, the Shares subject to such Option shall again be available for Option grants under this Option Plan without again being charged against the limitation of 7,900,000 Shares set forth in
          Section 1(a) of this Article II. Any amendment of any Option by the Committee pursuant to Article I, Section


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          3 of this Incentive Plan shall not be considered the
          grant of a new Option for the purpose of Section 1(a) of this Article II.

     (c) In the event of death or total and permanent disability as determined by the Committee, the Committee may, with the consent of the Participant, his legal represen-tative, or in the event of death, a beneficiary desig-nated in writing by the Participant during his life-time, authorize payment, in cash or in Shares, or partly in cash and partly in Shares, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Shares subject to an Option and the Option price in considera-tion of the surrender of the Option. In such an event the Shares subject to the Option so surrendered shall be charged against the limitations set forth in Section 1(a) of this Article II.

2.   INCIDENTS OF OPTIONS

     (a) Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Incentive Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Option and any provisions which may be advis-able to comply with applicable laws, regulations or rulings of any governmental authority.

     (b) A Stock Option shall not be transferable by the Parti-cipant otherwise than by will, by the laws of descent and distribution or pursuant to a written beneficiary designation, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative.

     (c) Shares purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee and specified in the grant of the Option. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver Shares (or other evidence of ownership of Shares satisfactory to the Company), with a Fair Market Value equal to the Option price as payment.


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                                  -8-

     (d) No cash dividends shall be paid on Shares subject to unexercised Stock Options.

     3.   INCENTIVE OPTIONS

     An Incentive Option shall be an "Incentive Stock Option" as that term is defined in Section 422A of the Internal Revenue Code of 1986, as may be amended from time to time, as in effect at the time of the grant of any such Option, or any statutory provision that may be enacted to replace such Section. Each provision of this Option Plan and of each Incentive Stock Option granted hereunder shall be construed so that each such Option shall be an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to purchase unrestricted Shares and only to Eligible Participants, each of whom may be granted one or more such Options at such time or times determined by the Committee following the Effective Date until December 31, 1997, subject to the following conditions:

     (a) The Option price per Share shall be set by the grant but shall not be less than 100% of the Fair Market
          Value at the time of the grant.

     (b) The Option may be exercised in full or in part from time to time within ten (10) years from the date of the grant, or such shorter period as may be specified by the Committee in the grant, provided that in any event each shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Option; provided, however, that such period following Termination of Employment shall not exceed three months unless employment shall have terminated:

               (i) as a result of retirement pursuant to, and as defined in, the applicable pension plan of the Company, its Subsidiary or Associated Company or total and permanent disability as determined by the Committee, in which event such period shall not exceed the original term of the Option; or

               (ii) as a result of death or death shall have
                    occurred following Termination of Employment


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                    and while the Option was still exercisable;
                    and

          provided, further, that such period following Termina-tion of Employment shall in no event extend the original exercise period of the Option.

     (c) The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are first exercisable during any calendar year by any Eligible Participant shall not exceed $100,000.

     (d) Incentive Stock Options shall be granted only to an Eligible Participant who, at the time the Option is granted, does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     (e) Any other terms and conditions which the Committee determines, upon advice of counsel, should be imposed for the Option to qualify as an Incentive Stock Option and any other terms and conditions not inconsistent with this Option Plan as determined by the Committee.

     4.   NON-QUALIFIED OPTIONS

     One or more Options may be granted as Non-Qualified Options to purchase unrestricted Shares or Restricted Shares to an Eligible Participant at such time or times determined by the Committee, following the Effective Date, subject to the following terms and conditions:

     (a) The Option price per Share shall be established by the grant but shall not be less than 100% of the Fair
          Market Value at the time of the grant (or such later date as the Committee shall determine).

     (b) The Option may be exercised in full or in part from time to time within ten (10) years and thirty (30) days from the date of the grant, or such shorter period as may be specified by the Committee in the grant, pro-vided that in any event each shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Option; provided, however, that such period following Termina-


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          tion of Employment shall not exceed twelve months
          unless employment shall have terminated:

               (i) as a result of retirement pursuant to, and as defined in, the applicable pension plan of the Company, its Subsidiary or Associated Company or total and permanent disability as determined by the Committee, in which event such period shall not exceed the original term of the Option; or

               (ii) as a result of death or death shall have
                    occurred following Termination of Employment and while the Option was still exercisable;
                    and

          provided, further, that such period following Termina-tion of Employment shall in no event extend the original exercise period of the Option.

     (c) The Option grant may include any other terms and conditions not inconsistent with this Option Plan as determined by the Committee, including provisions making the Shares subject to such Option Restricted Shares.

III. 1988 BONUS PLAN

     1.   BONUS COMMITMENTS AND AWARDS

     (a)  Bonus Commitments

          A commitment to award a bonus at a future date for all or part of any Performance Year may be made at such time or times determined by the Committee following the Effective Date to any person who is an Eligible Parti-cipant at the time of such commitment. The Committee shall have full discretion to determine the terms and conditions of the commitment including, without limita-tion, whether the corresponding bonus award shall be contingent upon the attainment of prescribed goals and provisions with respect to the rights of the Partici-pant upon Termination of Employment.


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     (b)  Bonus Awards

          A bonus may be awarded at such time or times determined by the Committee following the Effective Date to any person who was an Eligible Participant during all or part of any Performance Year, payable either wholly in cash or wholly in Shares, or partially in cash and partially in Shares. The Committee shall have full discretion to determine the terms and conditions of payment of any award, including without limitation, what part of such award shall be paid in cash, unrestricted Shares and Restricted Shares, the time or times of payment of any award, and the time or times of the lapse of the restrictions on Restricted Shares.
          Any Eligible Participant may receive more than one bonus award for a Performance Year and any bonus award may be made pursuant to or without a prior commitment to make such award.

     2.   BONUS SHARES--SOURCE, LIMIT AND VALUATION

     (a) Shares used for bonus purposes may be authorized but unissued Shares, treasury Shares, or any combination thereof. Any Shares held by the Company for use under this Bonus Plan shall, unless and until transferred in payment of an award in accordance with this Bonus Plan, remain the property of the Company, irrespective of whether such Shares are entered in a special bonus account, and such Shares shall at all times be avail-able, unless and until so transferred, for any cor-porate purpose.

     (b) The total number of Shares which may be awarded pur-suant to bonus awards under this Bonus Plan shall not exceed 7,900,000 Shares, subject to:

               (i)  the adjustments provided for in Section 4 of
                    Article I of this Incentive Plan; and

               (ii) reduction by the number of Shares for which
                    Stock Options have been granted pursuant to
                    Article II of this Incentive Plan (except as provided in Section l(b) of said Article II).

     (c) For the purpose of determining the number of Shares to be used in payment of an award, the amount of the award payable in Shares shall be divided by the Fair Market


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          Value of the Shares on the date of the determination of
          the amount of the award by the Committee.

     3.   AWARDS

     (a)  Subject to the provisions of Section 3(f) of this
          Article III, bonus commitments and bonus awards may be made by the Committee in such amount and at such time or times as may be determined solely by the Committee. An Eligible Participant shall have no right to be considered for or to receive any bonus commitment or bonus award. The Committee may, in its discretion, allow any Participant who receives a bonus award or bonus commitment under this Incentive Plan to elect to defer payment of such award, or of any award to be made pursuant to such bonus commitment, in accordance with such terms and conditions and in such manner as the Committee may prescribe. Any amendment of any bonus commitment and bonus award by the Committee pursuant to
          Article I, Section 3 of this Incentive Plan shall not be considered the grant of a new bonus commitment or bonus award for purposes of Section 2(b) of this
          Article III.

     (b) Commitments to make payment on account of bonuses for a Performance Year may be made by the Committee in advance of the close of such Performance Year upon such terms and conditions as the Committee may determine.

     (c) The portion of a bonus award payable in cash or unrestricted Shares or both may, in the discretion of the Committee, be paid or delivered in whole or in part at such time or times and under such terms and condi-tions as may be determined by the Committee including, but not limited to, the following times:

            (i)     in full at the time of the award; or

           (ii) in any number of annual installments, equal or unequal during employment or following
                    Termination of Employment; or

          (iii)     in full after a period of time.

     (d) In the event that any bonus commitment or bonus award or installment thereof which is to be paid in Shares ceases to be payable for any reason, the Shares subject to such bonus commitment or bonus award shall again be


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                               -13-

          available for bonus purposes without again being charged against the limitation of 7,900,000 Shares set forth in Section 2(b) of this Article III.

     (e) The portion of an award payable in Restricted Shares shall be paid at the time of the award by delivering to the Participant, or a custodian or escrow designated by the Committee and the Participant, a certificate or certificates for such Restricted Shares, registered in the name of such Participant who shall have all of the rights of a stockholder with respect to such Shares, subject to such terms and conditions, including forfei-tures or resale to the Company, if any, as may be determined by the Committee and to the restrictions and provisions pursuant to Article IV of this Incentive Plan. The Committee and the Participant may designate the Company or one or more of its employees to act as custodian or escrow for the certificates.

     (f) Anything in this Incentive Plan to the contrary not-withstanding, no bonus awards shall be made for any Performance Year during which no dividend on the outstanding Shares has been paid; bonus awards covering more than one Performance Year and made pursuant to a bonus commitment shall be reduced by the ratio of the number of such Performance Years during which no dividends were paid to the number of Performance Years covered by the bonus awards.

     4.   DIVIDENDS, DIVIDEND EQUIVALENTS AND INTEREST EQUIVA-
          LENTS

     (a) No cash dividends shall be paid on Shares which have been awarded but not delivered. The Committee may provide, however, that a Participant to whom a bonus has been awarded which is payable in whole or in part at a future time in Shares shall be entitled to receive an amount per Share, equal in value to the cash divi-dends, if any, paid per Share on issued and outstanding Shares, as of the dividend record dates occurring during the period between the date of the award and the time each such Share is delivered. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

           (i) paid in cash or Shares either from time to time prior to or at the time of the delivery of such Shares; or


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                             -14-

          (ii) converted into contingently credited Shares (with respect to which dividend equivalents shall accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

          Such Shares (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 2(b) of this Article III.

     (b) The Committee, in its discretion, may authorize payment of interest equivalents on any portion of any award payable at a future time in cash, and interest equiva-lents on dividend equivalents which are payable in cash at a future time.

     5.   DEATH OF PARTICIPANT

     Following the death of a Participant, all unpaid cash awards and all undelivered unrestricted Share awards to such Participant hereunder, together with all dividend equiva-lents and interest equivalents, if any, payable in connec-tion with any such award or awards, which have not been cancelled and which are not then cancellable shall be paid and delivered to his legal representative at the time or times provided for in the award unless the Committee shall otherwise direct. The Committee may, in its discretion, permit a Participant to designate a beneficiary or benefici-aries to receive such award or awards. Restricted Shares held by such Participant at the time of his death shall be governed by the provisions of Article IV of this Incentive Plan.

IV.  RESTRICTED SHARES

     Restricted Shares shall be subject to such terms and condi-tions, including forfeiture, if any, and to such restric-tions against sale, transfer or other disposition as may be determined by the Committee at the time a Non-Qualified Option for the purchase of Restricted Shares is granted or at the time of making a bonus award of Restricted Shares. Any new or additional or different Shares or other secur-ities resulting from any adjustment of such Shares of the type described in Section 4 of Article I shall be subject to the same terms, conditions, and restrictions as the Restricted Shares prior to such adjustment. The Committee may, in its discretion, remove, modify or accelerate the release of restrictions on any Restricted Shares in the


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                                 -15-

     event of hardship or disability of the Participant while employed, in the event that the Participant ceases to be an employee of the Company, a Subsidiary or Associated Company, as the result of death or otherwise, or in the event of a relocation of a Participant to another country, or for such other reasons as the Committee may deem appropriate. In the event of the death of a Participant following the transfer of Restricted Shares to him, the legal representative of the Participant, the beneficiary designated in writing by the Participant during his lifetime, or the person receiving such Shares under his will or under the laws of descent and distribution shall take such Shares subject to the same restrictions, conditions and provisions in effect at the time of his death, to the extent applicable.

V.   MISCELLANEOUS PROVISIONS

     1. Neither a Stock Option, bonus commitment nor an unpaid bonus award or any installment thereof, shall be transferable except as provided for herein in the case of death. If any Participant makes such a transfer in violation hereof, any obligation of the Company shall forthwith terminate.

     2. Nothing in this Incentive Plan or any booklet or other document describing or referring to this Incentive Plan shall be deemed to confer on any employee or Partici-pant the right to continue in the employ of his employer or affect the right of his employer to termi-nate the employment of any such person with or without cause.

     3. Nothing contained herein shall require the Company to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant.

     4. This Incentive Plan and all actions taken hereunder shall be governed by the laws of the State of Delaware.

     5. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof or the payment of any bonus award, including, but not limited to, the withholding of payment of all or any portion of such award or another award under this Incentive Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or cancelling any portion of such award or another award under this Incentive Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingently credited by the Company for the purpose of paying such award or another award under this Incentive Plan, in order to withhold or reimburse itself for the amount it is required to so withhold.

     6. Notwithstanding any other provision of this Incentive Plan, for purposes of any award that is outstanding as of the date that the Company spins off the Company's chemical businesses into a new publicly traded company ("Chemicals") and is held by a Participant who in connection with such spinoff becomes an employee of Chemicals (or a subsidiary or associated company of Chemicals) rather than an employee of the Company (or a Subsidiary or Associated Company of the Company), such change of employment shall not constitute a Termination of Employment.

VI.  AMENDMENTS

     1. The Board, upon recommendation of the ECDC but not otherwise, may from time to time amend or modify this Incentive Plan, including, but not limited to, an amendment which would authorize the Committee to make bonus commitments and bonus awards payable in other securities or other forms of property of a kind to be determined by the ECDC, in addition to cash, unrestricted Shares and Restricted Shares, and such other amendments as may be necessary or desirable to implement such commitments and awards, or discontinue this Incentive Plan or any provision thereof, provided that no amendments or modifications to this Incentive Plan shall, without the prior approval of the stock-holders normally entitled to vote for the election of directors of the Company:

          (a)  change the number of Shares for which Stock
               Options may be granted, or the percentage thereof which may be made subject to Options to any one

               Eligible Participant, as set forth in Section 1(a) of Article II of this Incentive Plan;

          (b) change the total number of Shares which may be awarded pursuant to bonus awards as provided for in Section 2(b) of Article III of this Incentive
               Plan;

          (c) make any member of the Committee eligible for the grant of a Stock Option or a bonus commitment or a bonus award under this Incentive Plan;

          (d) change the definition of an Eligible Participant for the purpose of an Incentive Stock Option or increase the limit or the value of Shares for which an Eligible Participant may be granted an Incentive Stock Option; or

          (e)  change any of the provisions of this Article VI.

     2. No amendment to or discontinuance of this Incentive Plan or any provision thereof by the Board or the stockholders of the Company shall, without the written consent of the Participant, adversely affect any Stock Option theretofore granted or bonus commitment or bonus award theretofore made to such Participant under this Incentive Plan.

VII. INTERPRETATION

     1. This Incentive Plan is not intended to and shall not affect any option or stock appreciation right grant or bonus commitment or award under the 1984 Plan or the 1988/I Incentive Plan (or any other incentive plan of the Company, its Subsidiaries and Associated Companies).

     2. This Incentive Plan is not intended to and shall not preclude the establishment or operation by the Company or any Subsidiary of (a) any thrift, savings and investment, achievement award, stock purchase, employee recognition or other benefit plan or arrangement for any group of employees, or (b) any other incentive or bonus plan or arrangement for any employees (herein-after "Other Plan"), and any such Other Plan may be authorized and payments made thereunder independently of this Incentive Plan; provided, however, that no such Other Plan, other than the 1984 Plan, the 1988/I

          Incentive Plan, a stock option plan for G. D. Searle & Co., or a stock option plan for The NutraSweet Company, shall provide for the granting of options or stock appreciation rights to purchase or receive the appreciation on the shares of any class of stock of the Company, or the making of bonus commitments or bonus awards payable in any class of stock of the Company, which in either form or substance are comparable to those authorized under this Incentive Plan, unless such Other Plan is established or operated in connection with the assumption by the Company or a Subsidiary of the plans, options, stock appreciation rights, bonus commitments or bonus awards of another corporation, or the substitution of an Other Plan or options, stock appreciation rights, bonus commitments or bonus awards under such Other Plan in lieu of the plans, options, stock appreciation rights, bonus commitments or bonus awards of such other corporation, arising out of a merger or consolidation with, or the acquisition of assets or stock of, such other corporation, or other transaction described in Section 425(a) of the Internal Revenue Code of 1986, as may be amended from time to time, as in effect at the time.